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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 1, 2018

HOLLYFRONTIER CORPORATION (Exact name of registrant as specified in its charter)
Delaware	001-03876	75-1056913
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        [ ]
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Item 2.02    Results of Operations and Financial Condition.
As previously announced, beginning with the fourth quarter of 2017, HollyFrontier Corporation (“HollyFrontier”) operations are organized into three reportable segments, Refining, Lubricants and Specialty Products and HEP. The Refining segment includes the operations of HollyFrontier’s El Dorado, Tulsa, Navajo, Cheyenne and Woods Cross Refineries and HollyFrontier Asphalt. The Lubricants and Specialty Products segment includes the operations of HollyFrontier’s Petro-Canada Lubricants business in addition to specialty lubricant products produced at HollyFrontier’s Tulsa Refinery. The HEP segment involves all of the operations of Holly Energy Partners, L.P.
HollyFrontier revised the following refining segment operating data computations: refinery gross margin; net operating margin; and operating expenses to better align with similar measurements provided by other companies in its industry and to facilitate comparison of its refining performance relative to its peers. Effective with this change, these measurements are now inclusive of all refining segment activities, including HollyFrontier asphalt operations and revenues and costs related to products purchased for resale and excess crude oil sales.
In order to provide historical refining segment operating data on a basis consistent with its new measurement structure, HollyFrontier revised its refining segment operating data for the fiscal years ended December 31, 2015 and 2016 and the three months ended December 31, 2016 in HollyFrontier’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2017 and/or in HollyFrontier’s Earnings Release issued February 21, 2018, to conform to its new measurement structure. This revised data has no impact on HollyFrontier’s earnings or earnings per share in any period.
Furnished as Exhibit 99.1 is a supplemental schedule containing unaudited refining segment operating data for each of the three months ended March 31, 2017, June 30, 2017 and September 30, 2017. The operating data contained in Exhibit 99.1 does not represent a restatement or reissuance of previously issued financial statements.
The information in this Item 2.02, including the exhibits in Item 9.01, should be read in conjunction with HollyFrontier’s Annual Report on Form 10-K for the year ended December 31, 2017 and HollyFrontier’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017.
Item 7.01     Regulation FD Disclosure.
Furnished as Exhibit 99.1 and incorporated by reference into this Item 7.01 in its entirety is a copy of the supplemental schedule containing unaudited refining segment information for each of the three months ended March 31, 2017, June 30, 2017 and September 30, 2017.

The information contained in, or incorporated into, this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Supplemental schedule containing certain unaudited refining segment operating data for each of the three months ended March 31, 2017, June 30, 2017 and September 30, 2017.*
*    Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:    /s/ Richard L. Voliva III
Name:    Richard L. Voliva III
Title:     Executive Vice President and Chief Financial Officer

Date:    March 1, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	Supplemental schedule containing certain unaudited refining segment operating data for each of the three months ended March 31, 2017, June 30, 2017 and September 30, 2017.*
* Furnished herewith.